926904

ASSIGNMENT OF OIL, GAS AND MINERAL LEASES FILED AND RECORDED BOSSIER PARISH, LA

2008 APR 29 P 12:12

STATE OF LOUISIANA §

KNOW ALL MEN BY THESE PRESENTS:

PARISH OF BOSSIER §

THAT, **MEAGHER OIL & GAS PROPERTIES, INC.** whose address is 17314 State Highway 249, Suite 306, Houston, TX 77090, hereinafter referred to as "Assignor", for and in consideration of the sum of Ten and No/100 Dollars ($10.00), cash in hand paid, and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, does hereby ASSIGN, TRANSFER, SET OVER and DELIVER unto the following, as listed below, hereinafter referred to as "Assignee", all of Assignor's right, title and interest in the percentages as specified below opposite each Assignee's name, in and to those certain Oil, Gas and Mineral Leases and leasehold estates created thereby, set forth in Exhibit "A" attached hereto and made a part hereof, covering land situated in Bossier Parish, Louisiana, to wit:

ASSIGNEE	PERCENT INTEREST
Southern Star Energy, Inc. 110 Cypress Station Drive Suite 152 Houston, Texas 77090	40.00%
Dynamic Resources Corporation P.O.Box 370184 Las Vegas, NV 89137	20.00%
Ramshorn Investments, Inc. 515 W. Greens Road Suite 1000 Houston, TX 77067	40.00%
	100.00%

This Assignment is specifically made subject to the terms and conditions of that certain Unrecorded Letter Agreement dated February 12, 2006 by and between SPRI and Dynamic Resources et al. This Assignment is also specifically made subject to the terms and conditions of said leases and Meagher Oil & Gas Properties, Inc. does hereby reserve an Overriding Royalty Interest (hereinafter referred to as "ORI") of 4.0% on those leases having a royalty obligation of less than or equal to 20%, and an ORI of 2.0% on all those leases having a royalty obligation equal to 25%. If any lease where an ORI is hereby reserved covers less than the full mineral interest under the lands described for the leases in Exhibit "A" the ORI reserved hereunder shall be proportionately reduced in accordance with the actual ownership.

This Assignment is made without warranty of title, express or implied, except a warranty of title by, through, and under Assignor, but not otherwise. Assignor warrants it is the lawful owner of and has good title to the interest above assigned in and to the Leases, free and clear from all liens, encumbrances or adverse claims.

IN WITNESS WHEREOFF, Assignor has caused this instrument to be executed on this the 28th day of April, 2008, effective; however, as of the effective date of the respective leases.

ASSIGNOR:

MEAGHER OIL & GAS PROPERTIES, INC.

By: Mathew E. Meagher
It's President

Witnesses:

Signature

Cheryl C. Martindale
Printed Name

Signature

Christopher J. McCarthy
Printed Name

1438—
29 April 08

STATE OP COLORADO §

COUNTY OF ARAPAHOE §

This instrument was acknowledged before me on the 28th day of April 2008. by Matthew E. Meagher, President of Meagher Oil & Gas Properties, Inc., a Colorado Corporation on behalf of said corporation and in the capacity therein stated.

Mary Mape
Notary Public for the State of Colorado
Notary's Printed Name:
Mary Mape

My Commission Expires: 11-22-2010

MARY MAPE
NOTARY
PUBLIC
STATE OF COLORADO
My Commission Expires 11/22/2010

EXHIBIT "A"

	LESSOR	LESSEE	DATE	GROSS ACRES	NET ACRES	ROYALTY	BOOK	PAGE
1	Marcia Renee Goodnight Jones	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.209000	0.209000	0.187500	1398	234
2	Michael Ballard Williams, etux	Meagher Oil & Gas Properties, Inc.	7/10/2007	85.000000	85.000000	0.187500	1412	267
3	Icee Distributors, Inc.	Meagher Oil & Gas Properties, Inc.	7/10/2007	3.090000	3.090000	0.250000	1412	270
4	Linda Louise Robinson, etvir	Meagher Oil & Gas Properties, Inc.	7/10/2007	0.622000	0.622000	0.187500	1425	92
5	Johnny L. Hammonds, etux	Meagher Oil & Gas Properties, Inc.	7/2/2007	0.422500	0.422500	0.187500	1412	264
6	Roy Colvin, etux	Meagher Oil & Gas Properties, Inc.	5/25/2007	0.574000	0.574000	0.200000	1403	680
7	Jason M. Howard, etux	Meagher Oil & Gas Properties, Inc.	5/15/2007	0.760000	0.760000	0.187500	1408	390
8	William Cleve Davidson, etux	Meagher Oil & Gas Properties, Inc.	5/8/2007	0.574000	0.574000	0.187500	1407	12
9	William Anthony Duckworth, etux	Meagher Oil & Gas Properties, Inc.	5/8/2007	0.574000	0.574000	0.187500	1406	848
10	Terrance J. Fonseca, etux	Meagher Oil & Gas Properties, Inc.	5/8/2007	0.574000	0.574000	0.187500	1406	842
11	Joan Graves Morris, etvir	Meagher Oil & Gas Properties, Inc.	5/1/2007	0.574000	0.574000	0.187500	1407	474
12	Robert V Gelley, etux	Meagher Oil & Gas Properties, Inc.	5/1/2007	0.207000	0.207000	0.187500	1407	477
13	John Wesley Shirley, Jr., etux	Meagher Oil & Gas Properties, Inc.	4/25/2007	0.260000	0.260000	0.187500	1405	481
14	I Janet Courtney	Meagher Oil & Gas Properties, Inc.	4/25/2007	0.216000	0.216000	0.187500	1405	816
15	Mark L. Montgomery LLC	Meagher Oil & Gas Properties, Inc.	4/23/2007	0.959000	0.816600	0.187500	1405	491
16	Mark L. Montgomery	Meagher Oil & Gas Properties, Inc.	4/23/2007	9.140000	9.140000	0.187500	1405	494
17	Cookie Camp Wallace	Meagher Oil & Gas Properties, Inc.	4/23/2007	0.175000	0.175000	0.187500	1405	488
18	Raymond A Sowell, etux	Meagher Oil & Gas Properties, Inc.	4/23/2007	0.175000	0.175000	0.187500	1405	819
19	William Frederic Fish,etux	Meagher Oil & Gas Properties, Inc.	4/23/2007	0.331000	0.331000	0.187500	1405	921
20	The Shiloh Baptist Church- Benton	Meagher Oil & Gas Properties, Inc.	4/23/2007	1.000000	1.000000	0.200000	1405	484
21	Michael E Wood, etux	Meagher Oil & Gas Properties, Inc.	4/23/2007	0.236000	0.236000	0.187500	1407	480
22	Georgia Mae S. Offutt, etvir	Meagher Oil & Gas Properties, Inc.	3/20/2007	4.912000	4.912000	0.187500	1403	659
23	Geneva Johnson	Meagher Oil & Gas Properties, Inc.	4/16/2007	0.497000	0.497000	0.187500	1405	475
24	Jason Benjamin O'Dell, etux	Meagher Oil & Gas Properties, Inc.	4/16/2007	0.383000	0.383000	0.187500	1404	256
25	Eagle Water Inc	Meagher Oil & Gas Properties, Inc.	4/14/2007	0.845000	0.845000	0.200000	1405	478
26	Delos J Aldridge, Jr, etux	Meagher Oil & Gas Properties, Inc.	4/13/2007	0.381000	0.381000	0.187500	1405	469
27	Garrett Lane Bonds, etux	Meagher Oil & Gas Properties, Inc.	4/13/2007	0.220000	0.220000	0.187500	1405	472
28	Cynthia K Newhouse	Meagher Oil & Gas Properties, Inc.	4/13/2007	0.316000	0.316000	0.187500	1403	930
29	Harold S. Camp, etux	Meagher Oil & Gas Properties, Inc.	4/10/2007	1.787000	1.787000	0.187500	1403	936
30	Roger Glenn Scott, etux	Meagher Oil & Gas Properties, Inc.	4/10/2007	1.410000	1.410000	0.187500	1403	952
31	Dustin Ballard Williams, etux	Meagher Oil & Gas Properties, Inc.	4/10/2007	1.000000	1.000000	0.187500	1403	955
32	Michael Ballard Williams, etux	Meagher Oil & Gas Properties, Inc.	4/10/2007	16.109000	13.186500	0.187500	1403	948
33	Tommy Allen Cole, etux	Meagher Oil & Gas Properties, Inc.	4/3/2007	0.241000	0.241000	0.187500	1403	397
34	Brian Keith Fontenot	Meagher Oil & Gas Properties, Inc.	4/3/2007	0.213000	0.213000	0.187500	1404	250
35	Harry Joseph MacIsaac, etux	Meagher Oil & Gas Properties, Inc.	4/3/2007	0.398000	0.398000	0.187500	1403	933

EXHIBIT "A"

	LESSOR	LESSEE	DATE	GROSS ACRES	NET ACRES	ROYALTY	BOOK	PAGE
36	John Elba Arnold IV	Meagher Oil & Gas Properties, Inc.	3/28/2007	0.208000	0.208000	0.187500	1404	253
37	Patrick Todd Marlowe, etux	Meagher Oil & Gas Properties, Inc.	3/28/2007	0.200000	0.200000	0.187500	1403	945
38	Andrew D Moore, etux	Meagher Oil & Gas Properties, Inc.	3/28/2007	0.366000	0.366000	0.187500	1405	500
39	Phillip R Robken, etux	Meagher Oil & Gas Properties, Inc.	3/28/2007	0.212000	0.212000	0.187500	1403	942
40	Velvet J Bates	Meagher Oil & Gas Properties, Inc.	3/20/2007	0.470000	0.470000	0.187500	1403	927
41	Beverly Anne Yohe Fergason	Meagher Oil & Gas Properties, Inc.	3/20/2007	0.200000	0.200000	0.187500	1403	288
42	Grant Charles Hall Jr, etux	Meagher Oil & Gas Properties, Inc.	3/20/2007	0.200000	0.200000	0.187500	1403	412
43	Roger L Radcliff Construction LLC	Meagher Oil & Gas Properties, Inc.	3/20/2007	0.200000	0.200000	0.187500	1403	403
44	6494 Homes LLC	Meagher Oil & Gas Properties, Inc.	3/19/2007	0.220000	0.220000	0.187500	1403	303
45	Wyatt Reality Inc	Meagher Oil & Gas Properties, Inc.	3/19/2007	0.200000	0.200000	0.187500	1403	406
46	Lone Oak Homes of Benton	Meagher Oil & Gas Properties, Inc.	3/16/2007	0.717000	0.717000	0.187500	1401	446
47	Dan Shankle Custom Homes LLC	Meagher Oil & Gas Properties, Inc.	3/15/2007	0.800000	0.800000	0.187500	1403	300
48	Hamlin Construction and Development, LLC	Meagher Oil & Gas Properties, Inc.	3/14/2007	0.316000	0.316000	0.187500	1401	439
49	Troy Leon Keith, etux	Meagher Oil & Gas Properties, Inc.	3/28/2007	12.640000	12.640000	0.187500	1403	421
50	Brushy Creek Land Company	Meagher Oil & Gas Properties, Inc.	3/8/2007	23.261000	23.261000	0.200000	1401	633
51	Janice Jackson	Meagher Oil & Gas Properties, Inc.	3/3/2007	0.206000	0.206000	0.187500	1400	307
52	Brian W Alexander, etux	Meagher Oil & Gas Properties, Inc.	3/2/2007	0.207000	0.207000	0.187500	1403	285
53	Patrick Hugh McGough, etux	Meagher Oil & Gas Properties, Inc.	3/1/2007	0.204000	0.204000	0.187500	1403	418
54	Fanny Velasco Milde etvir	Meagher Oil & Gas Properties, Inc.	2/27/2007	0.213000	0.213000	0.187500	1399	950
55	James Walter Justice	Meagher Oil & Gas Properties, Inc.	2/22/2007	0.217000	0.217000	0.187500	1400	304
56	John Darren Copen, etux	Meagher Oil & Gas Properties, Inc.	2/21/2007	0.224000	0.224000	0.187500	1399	717
57	Charles Jordan	Meagher Oil & Gas Properties, Inc.	2/21/2007	0.200000	0.200000	0.187500	1400	298
58	Jeffrey Darrell Norris, etux	Meagher Oil & Gas Properties, Inc.	2/21/2007	0.266000	0.266000	0.187500	1400	301
59	Joseph Mark Filler	Meagher Oil & Gas Properties, Inc.	2/21/2007	0.241000	0.241000	0.187500	1406	845
60	Mary Georgeanne Despot Wade	Meagher Oil & Gas Properties, Inc.	2/21/2007	0.235000	0.235000	0.187500	1403	306
61	Gary L Coker, etux	Meagher Oil & Gas Properties, Inc.	2/20/2007	0.200000	0.200000	0.187500	1399	959
62	Bradford James Alley, etux	Meagher Oil & Gas Properties, Inc.	2/19/2007	10.000000	10.000000	0.200000	1398	198
63	Brian Eugene Walters, etux	Meagher Oil & Gas Properties, Inc.	2/17/2007	0.200000	0.200000	0.187500	1401	449
64	Northwest LA Square & Round Dancers Assoc., Inc.	Meagher Oil & Gas Properties, Inc.	2/16/2007	1.280000	1.280000	0.187500	1398	920
65	Jeannie Denise Clark	Meagher Oil & Gas Properties, Inc.	2/16/2007	0.225000	0.225000	0.187500	1398	929
6	Avery Investments, LLC	Meagher Oil & Gas Properties, Inc.	2/7/2007	1.867000	1.867000	0.200000	1404	130
67	Avery Investments, LLC	Meagher Oil & Gas Properties, Inc.	2/7/2007	0.193000	0.193000	0.200000	1404	127
68	William Hodges Mercer, Jr	Meagher Oil & Gas Properties, Inc.	2/7/2007	40.000000	5.000000	0.187500	1399	714
69	James San Angelo	Meagher Oil & Gas Properties, Inc.	2/6/2007	0.399000	0.399000	0.200000	1397	622
70	Sammie P. Halsell	Meagher Oil & Gas Properties, Inc.	2/6/2007	0.592000	0.592000	0.200000	1398	222

EXHIBIT "A"

	LESSOR	LESSEE	DATE	GROSS ACRES	NET ACRES	ROYALTY	BOOK	PAGE
71	Michael Kevin Wilkinson, etux	Meagher Oil & Gas Properties, Inc.	2/6/2007	0.210000	0.210000	0.187500	1403	409
72	William Giroud Burt, III	Meagher Oil & Gas Properties, Inc.	2/5/2007	3.683000	3.683000	0.200000	1396	910
73	Brian Rudy Holt, etux	Meagher Oil & Gas Properties, Inc.	2/5/2007	0.200000	0.200000	0.187500	1398	204
74	Lauren Kay Johnston, etal	Meagher Oil & Gas Properties, Inc.	2/5/2007	0.316000	0.316000	0.187500	1398	926
75	Arthur R Roberts, etux	Meagher Oil & Gas Properties, Inc.	2/5/2007	0.200000	0.200000	0.187500	1399	720
76	James H. Mercer, II	Meagher Oil & Gas Properties, Inc.	2/3/2007	40.000000	5.000000	0.187500	1398	207
77	Justin Wayne Provenza	Meagher Oil & Gas Properties, Inc.	2/2/2007	0.226000	0.226000	0.187500	1396	916
78	Jeffery Bernard Bruck, etux	Meagher Oil & Gas Properties, Inc.	2/1/2007	0.358000	0.358000	0.187500	1397	625
79	Scott K Brockman, etux	Meagher Oil & Gas Properties, Inc.	1/29/2007	0.206000	0.206000	0.187500	1396	913
80	Donald W. Scott	Meagher Oil & Gas Properties, Inc.	1/29/2007	0.207000	0.207000	0.187500	1395	921
81	William Herman Green, etux	Meagher Oil & Gas Properties, Inc.	1/29/2007	0.227000	0.227000	0.187500	1397	628
82	Pamela Phillips	Meagher Oil & Gas Properties, Inc.	1/29/2007	0.448000	0.448000	0.187500	1397	631
83	Dana Faught Cherry	Meagher Oil & Gas Properties, Inc.	1/24/2007	4.980000	4.980000	0.200000	1395	915
84	Louanna L. Campbell	Meagher Oil & Gas Properties, Inc.	1/23/2007	0.200000	0.200000	0.187500	1395	912
85	Scott Craig Leggett, etux	Meagher Oil & Gas Properties, Inc.	1/23/2007	0.361000	0.361000	0.187500	1395	918
86	Ryan Neil Schmidt, etux	Meagher Oil & Gas Properties, Inc.	1/23/2007	0.316000	0.316000	0.187500	1399	947
87	Hamlin Construction and Development, LLC	Meagher Oil & Gas Properties, Inc.	1/20/2007	0.514000	0.514000	0.187500	1394	803
88	James D. Viola	Meagher Oil & Gas Properties, Inc.	1/20/2007	6.000000	6.000000	0.187500	1396	906
89	Albert Sydney Burt, Jr. (3000' & above)	Meagher Oil & Gas Properties, Inc.	1/19/2007	105.149000	105.149000	0.200000	1394	827
90	William H. Burt (3000' & above)	Meagher Oil & Gas Properties, Inc.	1/19/2007	105.149000	105.149000	0.200000	1394	819
91	Judith Ann Shepherd	Meagher Oil & Gas Properties, Inc.	1/18/2007	0.191000	0.191000	0.187500	1394	372
92	Amie Ferguson	Meagher Oil & Gas Properties, Inc.	1/18/2007	0.193000	0.193000	0.187500	1394	806
93	Jarrod Ray Henry	Meagher Oil & Gas Properties, Inc.	1/18/2007	0.197000	0.197000	0.187500	1397	613
94	Tommy Wayne Hancock	Meagher Oil & Gas Properties, Inc.	1/17/2007	0.650000	0.650000	0.187500	1394	327
95	Richard Alan Moore, II	Meagher Oil & Gas Properties, Inc.	1/16/2007	0.297200	0.297200	0.187500	1394	333
96	Lee Damian Marshall, etux	Meagher Oil & Gas Properties, Inc.	1/16/2007	0.207000	0.207000	0.187500	1394	812
97	Christopher Hembree	Meagher Oil & Gas Properties, Inc.	1/12/2007	0.226000	0.226000	0.187500	1394	330
98	Christopher Scott Vanhoy, etux	Meagher Oil & Gas Properties, Inc.	1/12/2007	0.221000	0.221000	0.187500	1398	216
99	Linda Womack Thome	Meagher Oil & Gas Properties, Inc.	1/11/2007	0.371000	0.371000	0.187500	1393	808
100	Gary Edward Underwood	Meagher Oil & Gas Properties, Inc.	1/11/2007	0.299000	0.299000	0.187500	1393	805
101	Kitty Michele McDade Miller	Meagher Oil & Gas Properties, Inc.	1/10/2007	40.000000	10.000000	0.187500	1394	342
102	Keith Preston Sharrah, etux	Meagher Oil & Gas Properties, Inc.	1/10/2007	0.195000	0.195000	0.187500	1394	324
103	Steven F. McNally	Meagher Oil & Gas Properties, Inc.	1/10/2007	0.211000	0.211000	0.187500	1393	811
104	Justin M. White	Meagher Oil & Gas Properties, Inc.	1/10/2007	0.570000	0.570000	0.187500	1394	809
105	Joseph Daniel Quezada	Meagher Oil & Gas Properties, Inc.	1/4/2007	0.570000	0.570000	0.187500	1393	141

EXHIBIT "A"

	LESSOR	LESSEE	DATE	GROSS ACRES	NET ACRES	ROYALTY	BOOK	PAGE
106	Geoffrey Mark Allen, etux	Meagher Oil & Gas Properties, Inc.	12/20/2006	1.420000	1.420000	0.187500	1393	138
107	North Louisiana Housing Coporation, etal	Meagher Oil & Gas Properties, Inc.	12/11/2006	27.854000	27.854000	0.187500	1394	815
108	William F. Newman	Meagher Oil & Gas Properties, Inc.	12/4/2006	6.814000	6.814000	0.187500	1393	156
109	Gary W. Stephens. Sr.	Meagher Oil & Gas Properties, Inc.	12/4/2006	1.350000	1.350000	0.187500	1394	336
110	John E. Powell	Meagher Oil & Gas Properties, Inc.	12/4/2006	4.758000	4.758000	0.187500	1395	936
111	Sharron Ann Hall Phillips	Meagher Oil & Gas Properties, Inc.	12/4/2006	0.565000	0.565000	0.187500	1403	839
112	Fresh Start Development LLC	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.209000	0.209000	0.187500	1392	373
113	L. C. Shaw	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.216000	0.216000	0.187500	1392	397
114	Jimmie R. Davis, etux	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.216000	0.216000	0.187500	1392	372
115	A. R. Thomas, etux	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.559000	0.559000	0.187500	1392	376
116	Richard Joseph Gallagher, etux	Meagher Oil & Gas Properties, Inc.	11/20/2006	8.000000	8.000000	0.187500	1392	394
117	Brenda Jo Parker	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.321000	0.321000	0.187500	1392	379
118	Jeffrey Joseph Roach	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.193000	0.193000	0.187500	1392	370
119	Barney Z. Gardner, etux	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.213000	0.213000	0.187500	1392	385
120	Herbert Gary Patrick	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.659000	0.659000	0.187500	1392	388
121	Kathy J. Rider	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.200000	0.200000	0.187500	1392	391
122	Roger Louis Strength, etux	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.213000	0.213000	0.187500	1393	144
123	David James Cannon	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.213000	0.213000	0.187500	1393	147
124	David S. Madden	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.223000	0.223000	0.187500	1393	150
125	Terry Lynn Gibson, etux	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.225000	0.225000	0.187500	1393	152
126	Suzanne C. Cone, etvir	Meagher Oil & Gas Properties, Inc.	11/20/2006	18.199000	18.199000	0.187500	1393	160
127	Mae Nannette Harper Bass	Meagher Oil & Gas Properties, Inc.	11/20/2006	2.042000	2.042000	0.187500	1393	163
128	Roger Paul Sullivan	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.233000	0.233000	0.187500	1393	166
129	Charles Everett Hunter	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.377000	0.377000	0.187500	1393	169
130	Acct-N-Tax Inc.	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.912000	0.912000	0.187500	1393	522
131	Patrick Luther Boggs, etux	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.183000	0.183000	0.187500	1393	519
132	Michael T. Fleming, etux	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.193000	0.193000	0.187500	1394	339
133	Jeffery Glen Gilmer, etux	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.351000	0.351000	0.187500	1396	903
134	Robbie Jean Roach	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.250000	0.250000	0.187500	1395	924
135	Don Parker, etux	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.209000	0.209000	0.187500	1395	927
136	Martha H. Powell	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.200000	0.200000	0.187500	1395	930
137	Barbara Elaine Cresong	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.213000	0.213000	0.187500	1395	933
138	George Pierce Nicholson, etux	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.193000	0.193000	0.187500	1397	616
139	James P. Gore, etux	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.200000	0.200000	0.187500	1397	619
140	John Davis Mayshack	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.193000	0.193000	0.187500	1398	228

EXHIBIT "A"

	LESSOR	LESSEE	DATE	GROSS ACRES	NET ACRES	ROYALTY	BOOK	PAGE
141	Floyd David Stephenson, Jr., etux	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.443000	0.443000	0.187500	1398	231
142	Billy Joe Caulk, etux	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.172000	0.172000	0.187500	1397	646
143	Franklin Russell, etux	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.216000	0.216000	0.187500	1397	649
144	Martha Ann Tyler	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.306000	0.306000	0.187500	1398	944
145	Margie S. Waller	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.175000	0.175000	0.187500	1398	941
146	Larry Parnell McFann, etux	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.193000	0.193000	0.187500	1398	938
147	Wanda Wilson Martin	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.305000	0.305000	0.187500	1398	935
148	Jeffery Wayne Lewis, etux	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.193000	0.193000	0.187500	1398	932
149	James A. Madden, etux	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.213000	0.213000	0.187500	1398	225
150	Brenda Kay Chambers	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.213000	0.213000	0.187500	1399	932
151	Josephine Hall	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.216000	0.216000	0.187500	1399	941
152	Joyce Darlene Silas Hansen	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.193000	0.193000	0.187500	1399	926
153	Cynthia Vaughn McKenzie	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.354000	0.354000	0.187500	1399	938
154	Roger Doyle Parish, etux	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.175000	0.175000	0.187500	1399	711
155	Robert H. Smith, Jr.	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.445000	0.445000	0.187500	1400	292
156	Storyland Properties, LLC	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.539000	0.539000	0.187500	1403	297
157	Lawrence C. Van Amberg, etux	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.719000	0.719000	0.187500	1399	935
158	Michael Charles Watts, etux	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.225000	0.225000	0.187500	1403	279
159	Sheila Estes Williams, etvir	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.216000	0.216000	0.187500	1399	929
160	James Keith Desoto, etux	Meagher Oil & Gas Properties, Inc.	11/20/2006	8.000000	8.000000	0.187500	1401	436
161	Ricky Dale Shankle	Meagher Oil & Gas Properties, Inc.	9/13/2006	0.500000	0.500000	0.187500	1386	96
162	Pamela Jo McBeath	Meagher Oil & Gas Properties, Inc.	9/7/2006	10.825000	10.825000	0.187500	1386	106
163	John Carl McBeath	Meagher Oil & Gas Properties, Inc.	9/7/2006	13.555000	13.555000	0.187500	1386	103
164	Peggy Joyce Peart Balentine	Meagher Oil & Gas Properties, Inc.	9/7/2006	3.000000	3.000000	0.187500	1386	100
165	Richard William Ross, etux	Meagher Oil & Gas Properties, Inc.	9/7/2006	5.705000	5.705000	0.187500	1389	748
166	Richard A. Fawcett, etux	Meagher Oil & Gas Properties, Inc.	9/7/2006	5.350000	5.350000	0.187500	1389	745
167	Tracy Lynn Johnson	Meagher Oil & Gas Properties, Inc.	11/20/2006	0.241000	0.241000	0.187500	1398	947